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                                                                Exhibit 10.19(b)


Administrative Services Agreement between Southern Energy Resources, Inc. and Southern Energy Chalk Point, LLC dated as of December 19, 2000

Administrative Services Agreement between Southern Energy Resources, Inc. and Southern Energy D.C. O&M, LLC dated as of December 19, 2000